Exhibit 99.1


                    [Letterhead of Samuel Klein and Company]


                                        February 7, 2005

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C. 20549

                        Re: Strategy Jnternational lnsurance Group, Inc.
                            Form 8-K

K
Gentlemen:

We have read Form 8-K dated January 19, 2005 of Strategy International Insurance Group, Inc. and we agree with the statements made in the first, third and fourth paragraphs of Item 4.01 entitled "Changes In Registrant's Certifying Accountant". We have no basis to agree or disagree with the statements made in the second paragraph.

                                     /s/ SAMUEL KLEIN AND COMPANY
                                         SAMUEL KLEIN AND COMPANY


Newark, New Jersey